Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TPC Group Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Charles W. Shaver, President and Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: February 16, 2010	/s/ Charles W. Shaver
Charles W. Shaver
President and Chief Executive Officer

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